SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          CONNECTICUT BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

                               N/A
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(2) Aggregate number of securities to which transactions applies:

                               N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:

                               N/A
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(4) Proposed maximum aggregate value of transaction:

                               N/A
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(5) Total fee paid:

                               N/A
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

                               N/A
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(2) Form, schedule or registration statement no.:

                               N/A
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(3) Filing party:

                               N/A
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(4) Date filed:

                               N/A
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


Connecticut[Logo]
Bancshares, Inc.

923 Main Street
P.O. Box 231
Manchester, CT 06045
860-646-1700





                                  April 4, 2003



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Connecticut Bancshares, Inc. The meeting will be held at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut on Monday, May 12, 2003, at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present and a representative of Deloitte & Touche LLP, the Company's independent auditors, is expected to be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by completing and mailing the enclosed proxy card or by voting on the Internet or by telephone. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted on the Internet or by telephone.

         We look forward to seeing you at the meeting.

                                   Sincerely,



                                  /s/Richard P. Meduski
                                  Richard P. Meduski
                                  President and Chief Executive Officer

                          CONNECTICUT BANCSHARES, INC.
                                 923 MAIN STREET
                          MANCHESTER, CONNECTICUT 06040
                                 (860) 646-1700


--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


         Connecticut Bancshares, Inc. (the "Company") will hold its annual meeting of stockholders at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, on May 12, 2003, at 2:00 p.m., local time, for the following purposes:

         1. To elect five (5) directors to serve for a term of three years;

         2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2003; and

         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on March 25, 2003 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope, or vote by proxy on the Internet or by telephone. A proxy will not be used if you attend the meeting and vote in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/Carole L. Yungk
                                 Carole L. Yungk
                                 Corporate Secretary

Manchester, Connecticut
April 4, 2003


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                          CONNECTICUT BANCSHARES, INC.

--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Connecticut Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for The Savings Bank of Manchester (the "Bank"). The annual meeting will be held at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, on May 12, 2003, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about April 4, 2003 to stockholders of record.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 25, 2003. As of the close of business on that date, a total of 11,087,327 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, recordholders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit. In addition, the Company's Certificate of Incorporation also provides that recordholders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 5% of the Company's outstanding shares are not entitled to any vote with respect to those shares held in excess of the 5% limit, unless the beneficial owner owns, holds or controls such shares in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the Company.

ATTENDING THE MEETING

         If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of common stock entitled to vote and represented at the meeting constitutes a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Deloitte & Touche LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast on the matter. Broker non-votes and abstentions will have no effect on the voting.

VOTING BY PROXY

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. If you are a stockholder of record (i.e., do not hold your shares in street name), you may vote by proxy either by completing the enclosed proxy card and mailing it in the postage-prepaid envelope provided, by telephone or by Internet. Please see the enclosed proxy card for instructions for telephone and Internet proxy voting procedures.

         All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES, AND "FOR" RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver another valid proxy that bears a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

PARTICIPANTS IN THE BANK'S ESOP AND SAVINGS PLAN

         If you participate in the Bank's Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of Company common stock through the Bank's Savings Plan, you will receive a voting instruction form for each plan that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to the participant's ESOP account. Subject to the exercise of its fiduciary duties, the ESOP trustee will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the Savings Plan, a participant is entitled to direct the trustee as to the shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to the trustees of the plans is May 2, 2003.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

         The following table provides information as of March 25, 2003, about the persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

                                                                 PERCENT OF
                                           NUMBER OF SHARES     COMMON STOCK
NAME AND ADDRESS                                OWNED            OUTSTANDING
-----------------                        ------------------    ---------------

The Savings Bank of Manchester                895,670(1)            8.08%
Employee Stock Ownership Plan
923 Main Street
Manchester, CT 06040

Private Capital Management, L.P.              864,375(2)            7.80%
Bruce S. Sherman
Gregg J. Powers
8889 Pelican Bay Boulevard
Naples, FL 34108

SBM Charitable Foundation, Inc.               748,000(3)            6.75%
923 Main Street
Manchester, CT  06040

--------------------------
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. As of March 25, 2003, 176,822 shares had been allocated under the ESOP and 718,848 shares remain unallocated. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions from participants.
(2) Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003.
(3) SBM Charitable Foundation, Inc. was established and funded in connection with the Bank's conversion to the stock holding company form of organization on March 1, 2000. The terms of the gift instrument require that all shares of common stock held by the SBM Charitable Foundation, Inc. must be voted in the same ratio as all other shares of the Company's common stock on all proposals considered by stockholders of the Company.

         The following table provides information as of March 25, 2003 about the shares of Company common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                                      NUMBER OF
                                                                                   SHARES THAT MAY
                                                                                     BE ACQUIRED       PERCENT OF
                                                                      NUMBER OF     WITHIN 60 DAYS    COMMON STOCK
                                                                    SHARES OWNED    BY EXERCISING     OUTSTANDING
NAME                                                                (1)(2)(3)(4)       OPTIONS            (5)
------                                                              ------------   ---------------   ---------------

Douglas K. Anderson..............................................      98,178(6)(7)     35,943              *
A. Paul Berte....................................................      20,747            8,424              *
Timothy J. Devanney..............................................      22,498(8)(9)     11,232              *
Sheila B. Flanagan...............................................      39,848(10)       11,232              *
Michael J. Hartl.................................................      10,904            5,000              *
John D. LaBelle, Jr..............................................      20,848(11)       11,232              *
Eric A. Marziali.................................................      45,464            5,616              *
Richard P. Meduski...............................................     166,968(12)       89,856           2.30%
Timothy J. Moynihan..............................................       6,616(13)                           *
Jon L. Norris....................................................      20,960            7,020              *
William D. O'Neill...............................................      43,848(9)        11,232              *
Charles L. Pike..................................................      82,941           44,928              *
Laurence P. Rubinow..............................................      34,348(14)       10,232              *
Roger A. Somerville..............................................      46,218(15)       10,000              *
John G. Sommers..................................................      39,848(16)       11,232              *
Thomas E. Toomey.................................................      23,464(17)        5,616              *
Gregory S. Wolff.................................................      40,807(18)        5,616              *
All Directors and Executive Officers as a Group (20 persons).....     790,962          287,411           9.48%

-----------------------------------
*Less than 1.0% of shares outstanding.
(1) Includes shares of unvested restricted stock awarded as follows: each of Messrs. Berte, Devanney, LaBelle, Marziali, Norris, O'Neill, Rubinow, Sommers, Toomey and Wolff and Ms. Flanagan, 10,354; Mr. Meduski, 102,488 shares; Mr. Moynihan, 3,616 shares; Mr. Pike, 60,934 shares; Mr. Anderson, 52,847 shares; Mr. Somerville, 22,869 shares; and Mr. Hartl, 7,700 shares. Each participant has voting but not investment power as to shares of unvested restricted stock.
(2) Includes shares held in trust by The Savings Bank of Manchester Savings Plan as to which each individual has investment and voting power as follows: Mr. Meduski, 25,865 shares; Mr. Pike, 11,132 shares; Mr. Anderson, 17,113 shares; Mr. Somerville, 12,014 shares; and Mr. Hartl, 1,278 shares.
(3) Includes shares held in a separate trust in which Guarantee Trust Company serves as a trustee as follows: Ms. Flanagan, 7,000 shares; Mr. LaBelle, 1,500 shares; and Mr. Anderson, 8,500 shares.
(4) Includes shares allocated to the account of individuals under the ESOP as of March 25, 2003 as to which each individual has voting but not investment power as follows: Mr. Meduski, 2,172 shares; Mr. Anderson, 2,172 shares; Mr. Pike, 2,172 shares; Mr. Somerville, 2,170 shares; and Mr. Hartl, 1,440 shares.
(5) Based on 11,087,327 shares of Company common stock outstanding and entitled to vote as of March 25, 2003, plus the number of shares that may be acquired through the exercise of stock options exercisable within 60 days of March 25, 2003.
(6)   Includes 100 shares held by Mr. Anderson's spouse.
(7) Includes 268 shares held in trust by The Savings Bank of Manchester Supplemental Executive Retirement Plan as to which Mr. Anderson has voting power.
(8) Includes 450 shares held by Mr. Devanney's children, 200 shares held by Mr. Devanney as custodian for his children under the Connecticut UGMA, and 2,000 shares represents Mr. Devanney's beneficial interest of shares owned by Highland Park Market of Glastonbury, Inc. and by Highland Park Market, Inc.

(9) Includes 4,000 shares owned by the St. James School Foundation, Inc. Messrs. Devanney and O'Neill serve as trustees of the foundation and share voting control with others with respect to the shares owned by the foundation.
(10) Includes 18,000 shares held by Ms. Flanagan's spouse's individual retirement account.
(11) Includes 1,000 shares held by Mr. LaBelle's spouse, 1,500 shares held by Mr. LaBelle's spouse as custodian for their children and 1,000 shares held in a separate trust through the LaBelle, LaBelle, Naab & Horvath, P.C. Profit Sharing Plan.
(12)  Includes 1,090 shares held by Mr. Meduski's spouse.
(13) Includes 3,000 shares held by Mr. Moynihan's individual retirement account.
(14)  Includes 6,000 shares held by Mr. Rubinow's spouse.
(15) Includes 900 shares held by Mr. Somerville's spouse's individual retirement account.
(16) Includes 10,000 shares representing Mr. Sommers' beneficial interest in shares owned by Allied Printing Services, Inc.
(17)  Includes 1,000 shares held by Mr. Toomey's spouse.
(18)  Includes 12,842 shares held by Mr. Wolff's individual retirement account.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Company's Board of Directors consists of thirteen members, twelve of whom are not employees of the Company or the Bank. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are A. Paul Berte, John D. LaBelle, Jr., Jon L. Norris, Laurence P. Rubinow and Gregory S. Wolff, each of whom is a director of the Company and the Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      Information regarding each nominee, as well as each director continuing in office and each executive officer who is not a director, is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2002. Unless otherwise noted, the indicated period for service as a director includes service as a director of the Bank. There are no family relationships among the directors except that Mr. Toomey's niece is married to Mr. Devanney.

NOMINEES FOR ELECTION AS DIRECTORS

      A. Paul Berte is a self-employed attorney in Manchester, Connecticut. Mr. Berte is 61 years old and has been a director since 1993.

      John D. LaBelle, Jr. is a principal with the law firm of LaBelle, LaBelle, Naab & Horvath, P.C., Manchester, Connecticut. Mr. LaBelle is 53 years old and has been a director since 1991.

      Jon L. Norris is the co-owner and operator of Independent Insurance Center, Inc., a full-service insurance agency in which he is also a principal financial partner. Mr. Norris also operates the Norris Corp. Insurance Agency. Mr. Norris is 61 years old and has been a director since 1996.

      Laurence P. Rubinow has served as Chairman of the Board of the Bank and the Company since 2000. He is the President and Chief Executive Officer of the law firm of Woodhouse, Rubinow & Macht, P.C., located in Manchester, Connecticut. Mr. Rubinow is the son of Eleanor S. Rubinow, a Director Emeritus of the Bank. Mr. Rubinow is 58 years old and has been a director since 1996.

      Gregory S. Wolff has since April 2001 been a managing member of Wolff-Zackin Financial LLC, a business and wealth management firm located in Vernon, Connecticut. From 1985 to April, 2001, Mr. Wolff was chief executive officer of Wolff-Zackin & Associates Inc., an insurance agency. Mr. Wolff is 51 years old and has been a director since 1997.

DIRECTORS CONTINUING IN OFFICE

      The following directors have a term ending in 2004:

      Richard P. Meduski has served as the President and Chief Executive Officer of the Company since its formation in 1999. From 1988 to October, 2001, Mr. Meduski was President and Treasurer of the Bank. Since October, 2001, Mr. Meduski has served as Chief Executive Officer and Treasurer of the Bank. Mr. Meduski is 57 years old and has been a director since 1983.

      John G. Sommers is the President of Allied Printing Services, Inc., a commercial printing company, located in Manchester, Connecticut. Mr. Sommers is 47 years old and has been a director since 1993.

      Thomas E. Toomey is President of T.E. Toomey Construction. Prior to being President of T.E. Toomey Construction, Mr. Toomey was the Executive Vice President of Marketing Specialists, Inc., a marketing firm. Until 1997, he was the President of Toomey DeLong Food Brokers, a wholesale grocer, which no longer operates. Mr. Toomey is 69 years old and has been a director since 1981.

      Timothy J. Moynihan is the former President of the Metro Hartford Chamber of Commerce and former director of First Federal Savings and Loan Association of East Hartford, Connecticut, which was acquired by the Company in August, 2001. Mr. Moynihan is 61 years old and has been a director of the Company only since 2001.

      The following directors have a term ending in 2005:

      Timothy J. Devanney is the President of Highland Park Market of Manchester, Inc. and Highland Park Market of Glastonbury, Inc. and a Member of Highland Park Market of Farmington L.L.C., all of which are retail grocery businesses. Mr. Devanney is 50 years old and has been a director since 1999.

      Sheila B. Flanagan is a retired attorney and acted as a consultant between 1996 and 1999. Before 1996, she served as in-house counsel to the Massachusetts Mutual Life Insurance Company. Ms. Flanagan serves as Executive Director of SBM Charitable Foundation, Inc. Ms. Flanagan is 62 years old and has been a director since 1987.

      Eric A. Marziali has served as the President of United Abrasives, Inc. and SAIT Overseas Trading and Technical Corp., and Vice President of United Abrasives Canada, Inc., all related entities, which manufacture abrasive products, since 1982. Mr. Marziali is 44 years old and has been a director since 1999.

      William D. O'Neill is an Adjunct Professor at the College of Engineering at the University of Rhode Island. Before he became an Adjunct Professor, Mr. O'Neill was a consultant to Fuss & O'Neill Inc. and served as its President until June, 1999. Fuss & O'Neill is a civil and environmental engineering firm with headquarters in Manchester, Connecticut and offices in Massachusetts, Rhode Island and Vermont. Mr. O'Neill is 64 years old and has been a director since 1998.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      Douglas K. Anderson joined the Bank in 1987 and served full-time as Executive Vice President until 1995, at which time he changed his employment status to part-time in order to become President and Chief Executive Officer of Open Solutions, Inc., a computer software provider, located in Glastonbury, Connecticut and the Bank's primary computer software provider. In 1999, Mr. Anderson resigned as President and Chief Executive Officer of Open Solutions, Inc. and returned to full-time employment with the Bank. Mr. Anderson is now a director and the President of the Bank, Executive Vice President of the Company and a director of Open Solutions, Inc. Mr. Anderson is 52 years of age.

      Charles L. Pike joined the Bank in 1983 and serves as the First Executive Vice President and Senior Loan Officer. Mr. Pike is also a director of the Bank and First Executive Vice President of the Company. Mr. Pike is 59 years of age.

      Roger A. Somerville joined the Bank in 1984 as a commercial loan officer. He has been Senior Vice President of Commercial Lending since 1988. Mr. Somerville is 58 years of age.

      Michael J. Hartl has been Senior Vice President of the Company since April, 2000, and was appointed Chief Financial Officer of the Bank and the Company in November, 2000. Prior to joining the Company in 2000, Mr. Hartl was Executive Vice President and Chief Financial Officer of Norwich Financial Corp. Mr. Hartl is 61 years of age.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company and Bank conduct business through meetings of the Boards of Directors and through activities of their committees. The Board of Directors of the Company meets at least on a quarterly basis. The Board of Directors of the Bank generally meets on a monthly basis and may have additional meetings as needed. During 2002, the Board of Directors of the Company held ten meetings and the Board of Directors of the Bank held 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and Committees on which such director served during 2002. The Board of Directors of the Company maintains the following committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee consists of Messrs. Norris, Berte, Devanney and Moynihan and Ms. Flanagan. The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting and financial reporting and to review compliance with applicable laws and regulations. The committee is also responsible for engaging the Company's independent auditor and its internal auditor and monitoring their conduct and independence. The Audit Committee met nine times in 2002.

      COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Marziali, Berte, Devanney, Moynihan and Wolff and Ms. Flanagan. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met 12 times in 2002.

      NOMINATING COMMITTEE. The Company's Nominating Committee, consisting of Messrs. Wolff, Marziali, Norris and Sommers considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations for directors. See "Stockholder Proposals and Nominations." The Nominating Committee met 5 times in 2002 and also on January 13, 2003.

DIRECTORS' COMPENSATION

      FEES. Non-employee directors of the Bank each receive an annual retainer of $15,000, $750 for each board meeting attended and $200 for each committee meeting attended. In addition, the Chairman of the Audit Committee also receives an annual retainer of $5,000. Non-employee directors of the Company receive an annual retainer of $15,000. The Chairman of the Board of the Company receives as sole compensation an annual retainer of $105,000.

      DIRECTORS' CONSULTATION PLAN. The Bank maintains a post-retirement consultation program for incumbent non-employee directors to ensure the continued availability of its retired directors as consultants to management because of their significant knowledge of and involvement in the Bank's operations. A director who retires at age 70 with at least 10 years of service receives an annual benefit equal to 50% of the average cash board compensation (retainers and meeting fees) received by the director over the three years preceding retirement. The benefit increases by 5% for each additional year of service with a maximum benefit equal to 100% of final average board compensation payable after 20 years of service. The benefit is payable until the earlier to occur of the tenth anniversary of the director's retirement or the director's death. A director with at least 10 years of service may elect to retire before age 70 but after age 65 with a corresponding reduction in the benefit equal to 5% for each year the director's age is less than age 70. The plan provides that each married retired director is guaranteed at least five annual payments. If a retired director dies before the receipt of at least five annual payments, any remaining payments will be made to the retired director's surviving spouse to ensure that a minimum of five payments are made. The plan also provides that the surviving spouse of an active director with at least 10 years of service who dies before age 65 receives a benefit payable for five years equal to 50% of the benefit the director would have been eligible to receive had the director attained age 70 before his death, and that the surviving spouse of an active director with at least 10 years of service who dies after attaining age 65 receives a benefit payable for five years equal to 100% of what that director would have received. In the event of a change in control (as defined in the plan), each incumbent director will be deemed retired for purposes of the plan and will receive a lump sum benefit equal to the present value of the normal retirement benefit with each director assumed to have at least 10 years of service.

      INCENTIVE PLAN. Under the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan, which was approved by the Company's stockholders on May 16, 2002, each non-employee director of the Company or the Bank received non-statutory stock options to purchase 14,464 shares of Company common stock at an exercise price of $37.50 per share, the fair market value of the common stock on October 21, 2002, the date the options were granted. Additionally, on October 21, 2002, each non-employee director was granted stock awards for 3,616 shares. Both the awards and options vest equally over a five-year period beginning on October 21, 2003, the first anniversary of the effective date of the grants and awards.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

      SUMMARY COMPENSATION TABLE. The following information is furnished for the chief executive officer and the four other highest paid executive officers of the Bank who received salary and bonus of $100,000 or more during the year ended December 31, 2002.

                                                           ANNUAL
                                                        COMPENSATION(1)            LONG-TERM COMPENSATION
                                                      -------------------         ------------------------

                                                                                                  SECURITIES
                                                                                RESTRICTED        UNDERLYING        ALL OTHER
NAME AND                                                                          STOCK          OPTIONS/SARS     COMPENSATION
POSITION                                    YEAR      SALARY     BONUS(2)         AWARDS             (#)          (5)(6)(7)(8)
------------                              --------  ----------  ----------     ------------     --------------    ------------

Richard P. Meduski........................ 2002      $445,000    $245,000      $1,462,500(3)        150,000         $188,676
  Chief Executive Officer and              2001       350,000     195,000       1,931,106(4)             --          110,913
  Treasurer                                2000       330,750     125,000              --           224,640           77,823


Douglas K. Anderson....................... 2002       218,000     105,000         825,000(3)         75,000           85,367
  President                                2001       192,600      86,700         938,287(4)             --           35,807
                                           2000       180,000      46,800              --            89,856           20,144

Charles L. Pike........................... 2002       246,999     118,000         825,000(3)         75,000           98,299
  First Executive Vice President           2001       232,447      83,700       1,184,279(4)             --           41,925
                                           2000       220,329      50,700              --           112,320           24,893

Roger A. Somerville....................... 2002       157,000      62,000         150,000(3)         15,000           34,852
  Senior Vice President                    2001       147,459      33,300         573,944(4)             --           23,812
                                           2000       140,437      25,300              --            25,000           18,329

Michael J. Hartl (9)...................... 2002       160,000      63,000         243,750(3)         20,000           36,143
  Senior Vice President and                2001       147,700      53,250          36,500(4)             --           24,455
  Chief Financial Officer                  2000        68,077      19,600              --            10,000               --

-------------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2)   Represents board awarded discretionary cash bonus.
(3)   Includes stock awards of 39,000, 22,000, 22,000, 4,000, and 6,500 shares granted to Messrs. Meduski, Anderson, Pike, Somerville and Hartl, respectively, under the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan. The dollar amounts set forth in the table represent the market value on the date of the grant. The awards will begin vesting in five equal annual installments on October 21, 2003, the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to the accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following a change in control. The vesting of awards may also be accelerated upon retirement. As of December 31, 2002, the market value of the stock awards held by Messrs. Meduski, Anderson, Pike, Somerville and Hartl was $1,499,550, $845,900, $845,900, $153,800 and $249,925, respectively.
(4)   Includes stock awards of 105,814, 51,413, 64,892, 31,449, and 2,000 shares granted to Messrs. Meduski, Anderson, Pike, Somerville and Hartl, respectively, under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan. The dollar amounts set forth in the table represent the market value on the date of the grant. The awards began vesting in five equal annual installments on January 2, 2002, the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to the accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following a change in control. The vesting of awards may also be accelerated upon retirement. As of December 31, 2002, the market value of the stock awards held by Messrs. Meduski, Anderson, Pike, Somerville and Hartl was $4,068,548, $1,976,830, $2,495,097, $1,209,214 and $76,900, respectively.
(5) For 2002, consists of employer contributions to the Bank's 401(k) plan of $6,000, $6,000, $6,000, $5,500 and $5,500 and ESOP allocations with a market value of $26,607, $26,607, $26,607, $26,607 and $26,607, for
      Messrs. Meduski, Anderson, Pike, Somerville, and Hartl respectively.
(6) For 2002, includes employer contributions of $9,090, $3,500, $7,327, $2,745 and $4,036 to Messrs. Meduski, Anderson, Pike, Somerville and Hartl, respectively, pursuant to the Bank's supplemental income agreements. These payments are made to pay premiums on split-dollar life insurance policies the Bank purchased on the lives of Messrs. Meduski, Anderson, Pike, Somerville and Hartl in connection with the supplemental income agreements. Upon the death of Messrs. Meduski, Anderson, Pike, Somerville and Hartl, the Bank expects to retain proceeds from the insurance policies sufficient to cover all prior contributions made to the supplemental income agreements.
(7) For 2002, includes employer contributions of $26,400, $6,004 and $7,348 credited under the Bank's 401(k) supplemental executive retirement plan for Messrs. Meduski, Anderson and Pike, respectively.
(8) For 2002, includes employer contributions of $120,579, $43,256 and $55,599 credited under the Bank's ESOP supplemental executive retirement plan for Messrs. Meduski, Anderson and Pike, respectively.
(9)   Mr. Hartl began his employment with the Company in April, 2000.

         EMPLOYMENT AGREEMENTS. The Bank and the Company maintain three-year employment agreements with Messrs. Meduski, Anderson, Pike and Somerville. Under the employment agreements, the current salary levels for Messrs. Meduski, Anderson, Pike and Somerville are $456,500, $225,000, $253,000 and $163,300,
respectively. On the anniversary of the commencement date of the employment agreements, the term of the employment agreements may be extended for an additional year at the discretion of the Board of Directors. The agreements are terminable by the employers at any time, by each executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by applicable regulations. If any executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank or the Company would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Bank or the Company. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, an executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately before such change in control.

         Even though both the Bank and the Company employment agreements provide for a severance payment if a change in control occurs, the executive would only be entitled to receive a severance payment under one agreement. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under the Internal Revenue Code (the "Code") as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

         Payments to the executive under the Bank's employment agreement are guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's employment agreement will be made by the Company. The employment agreements also provide that the Bank and the Company will indemnify the executive to the fullest extent legally allowable.

         The employment agreements restrict each executive from competing against the Company or the Bank for a period of one year from the date of termination of the agreement if the executive is terminated without cause, except if such termination occurs after a change in control.

         CHANGE-IN-CONTROL AGREEMENT. The Bank entered into a three-year change in control agreement with Mr. Hartl in 2000. The agreement may be renewed annually by the Board of Directors. The agreement provides, that if following a change in control of the Company or the Bank, Mr. Hartl's employment with the Bank is terminated, involuntarily or under certain circumstances set forth in the agreement, voluntarily, Mr. Hartl is entitled to receive a severance payment equal to three times his average annual compensation for the five most recent taxable years preceding termination. In addition to his severance payment, Mr. Hartl is also entitled to continued life, medical and disability coverage for thirty-six (36) months following his termination of employment.

         PENSION PLAN. The Bank maintains a non-contributory pension plan for its employees. Generally, employees of the Bank begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. A participant in the pension plan becomes vested in his or her accrued benefit under the pension plan upon the earlier of the: (i) attainment of the "normal retirement age" (as described in the pension plan) while employed at the Bank; or (ii) completion of five vesting years with the Bank. Participants are credited with vesting years for each plan year in which they complete at least 1,000 hours of service.

         A participant's accrued benefit under the pension plan is determined by multiplying 2% of the participant's annual compensation (defined as average annual compensation for the three consecutive calendar years that produce the highest average) by the number of years of service the participant has with the Bank up to thirty (30). However, pension benefits are reduced 1/15th for each of the first five years and 1/30th for each of the next five years, by which benefit commencement precedes normal retirement. Pension benefits are payable in equal monthly installments for life, or for married persons as a joint survivor annuity over the lives of the participant and spouse. If a participant dies while employed by the Bank, a death benefit will be payable to either his or her spouse or estate, or named beneficiary, equal to the entire amount of the participant's accrued benefit in the plan. If a participant is terminated from employment with a vested benefit and dies before starting to receive payments, the benefit will be payable on his or her behalf. Married participants in the pension plan may elect, with spousal consent where required by law, to receive their pension benefits in the form of a 50%, 75% or 100% joint and survivor annuity or a life only payment option.

         The following table indicates the annual retirement benefits that would be payable under the pension plan and the related supplemental executive retirement plan (see below) upon retirement at age 65 to a participant electing to receive his or her pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Code, maximum annual benefits under the pension plan were limited to $160,000 and annual compensation for calculation purposes was limited to $200,000 for the 2002 calendar year.

           AVERAGE                                       YEARS OF SERVICE
            ANNUAL     -----------------------------------------------------------------------------------
         COMPENSATION       5           10            15            20            25           30+
        ---------------  ------       ------        ------        ------         ----         -----

          $125,000     $12,500      $ 25,000      $ 37,500      $ 50,000      $ 62,500      $ 75,000
           150,000      15,000        30,000        45,000        60,000        75,000        90,000
           175,000      17,500        35,000        52,500        70,000        87,500       105,000
           200,000      20,000        40,000        60,000        80,000       100,000       120,000
           250,000      25,000        50,000        75,000       100,000       125,000       150,000
           300,000      30,000        60,000        90,000       120,000       150,000       180,000
           350,000      35,000        70,000       105,000       140,000       175,000       210,000
           400,000      40,000        80,000       120,000       160,000       200,000       240,000
           450,000      45,000        90,000       135,000       180,000       225,000       270,000
           500,000      50,000       100,000       150,000       200,000       250,000       300,000
           550,000      55,000       110,000       165,000       220,000       275,000       330,000
           600,000      60,000       120,000       180,000       240,000       300,000       360,000
           650,000      65,000       130,000       195,000       260,000       325,000       390,000
           675,000      67,500       135,000       202,500       270,000       337,500       405,000

         The pension plan benefits listed in the table above are not reduced for Social Security benefits or any other offset amount. As of January 1, 2003, Messrs. Meduski, Pike, Anderson, Somerville and Hartl had 19, 19, 16, 18 and 2 years of service with the Bank, respectively, for purposes of the pension plan.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank maintains individual supplemental executive retirement agreements with Messrs. Meduski and Pike to provide them with benefits that cannot be provided under the Bank's tax-qualified defined benefit pension plan (as described above) due to certain Code limitations. These agreements were amended in 2002 to exclude stock-option related income from the benefit calculation and to limit the supplemental benefits available to each executive based on the benefits they would receive if they retire at a specified age (Mr. Meduski, 60; and Mr. Pike, 62) without regard to their actual age at retirement. However, these modifications do not apply in the event the executives retire after a change in control (as defined in the plan). In addition, the Bank maintains a separate supplemental executive retirement plan through which Mr. Anderson is eligible to receive an "excess" benefit similar to those provided to Messrs. Meduski and Pike under their individual agreements. Mr. Meduski has also been designated as a participant under a separate provision of the supplemental executive retirement plan which provides him with a retirement benefit equal to 60% of his final average cash compensation for the three consecutive years which produce the highest average, reduced by the benefits payable to him under the pension plan and his individual supplemental retirement agreement. The benefits available under these arrangements are reflected in the pension plan table based on their current years of service and levels of compensation.

         The Bank's supplemental executive retirement plan also provides Messrs. Meduski, Pike and Anderson with a supplemental retirement benefit determined by reference to the participant's average annual benefits under the Bank's 401(k) plan, ESOP and a related ESOP excess benefit provision of the supplemental plan. With respect to the ESOP portion of the supplemental executive retirement plan, at retirement, the plan provides that a participant is entitled to receive a supplemental benefit equal to the average annual benefits the participant would have received with respect to the ESOP (including excess benefits) had the participant remained employed through the repayment of any ESOP loan outstanding as of his retirement, reduced by benefits actually accrued under the ESOP (including excess benefits) through the date of retirement. In the event of a change in control of the Company or the Bank (as defined in the plan), these benefits would be available to the participant on the same basis as if the participant had retired on the effective date of the change in control.

OPTION GRANTS IN LAST FISCAL YEAR

       The following table lists all grants of options under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan and 2002 Equity Compensation Plan to Messrs. Meduski, Anderson, Pike, Somerville and Hartl for the year ended December 31, 2002.

                            NUMBER OF      PERCENT OF                                        POTENTIAL REALIZABLE
                            SECURITIES    TOTAL OPTIONS                                     VALUE AT ASSUMED ANNUAL
                            UNDERLYING     GRANTED TO     EXERCISE                            RATES OF STOCK PRICE
                              OPTION      EMPLOYEES IN    OR BASE                               APPRECIATION FOR
   NAME                     GRANTED(1)     FISCAL YEAR     PRICE       EXPIRATION DATE          OPTION  TERMS(2)
-----------                ------------  --------------- ----------   ------------------  ---------------------------
                                                                                                5%            10%
                                                                                          -------------- ------------

Richard P. Meduski........    150,000        20.58%        $37.50       October 21, 2012  $3,544,500      $8,944,500
Douglas K. Anderson.......     75,000        10.29%        $37.50       October 21, 2012   1,772,250       4,472,250
Charles L. Pike...........     75,000        10.29%        $37.50       October 21, 2012   1,772,250       4,472,250
Roger A. Somerville.......     15,000         2.06%        $37.50       October 21, 2012     354,450         894,450
Michael J. Hartl..........     15,000         2.06%        $37.50       October 21, 2012     354,450         894,450
Michael J. Hartl..........      5,000         0.69%        $27.74      February 19, 2012      87,400         220,550

-----------------------------------
(1) Options become exercisable in five equal annual installments commencing on October 21, 2003, except, in the case of Mr. Hartl's grant of 5,000 options, the options become exercisable in five equal annual installments commencing on February 19, 2003; provided, however, that options will be immediately exercisable if the optionee dies or becomes disabled or upon a change in control of the Company, as defined in the plan.
(2) The dollar gains under these columns result from calculations required by the SEC's rules and are not intended to forecast future price appreciation of Company common stock. Options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $61.13 per share and $97.13 per share, respectively, as of the expiration date of the options, except, in the case of Mr. Hartl's grant of 5,000 options, the price per share would be approximately $45.22 per share and $71.85 per share, respectively, as of the expiration date of the options.

FISCAL YEAR-END OPTION VALUES

       The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding options held by the individuals named below as of December 31, 2002. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price and the year-end stock price.

                                          NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED IN-THE-MONEY
                                     UNEXERCISED OPTIONS AT FISCAL YEAR-END(#)    OPTIONS AT FISCAL YEAR-END($)(1)
                                  --------------------------------------------- ------------------------------------
NAME                                    EXERCISABLE           UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
--------                          ---------------------- ---------------------- ----------------- ------------------

Richard P. Meduski.............           89,856                 284,784          $1,870,802          $2,948,703
Charles L. Pike................           44,928                 142,392             935,401           1,474,351
Douglas K. Anderson............           35,943                 128,913             748,333           1,193,719
Roger A. Somerville............           10,000                  30,000             208,200             326,550
Michael J. Hartl...............            5,000                  25,000              93,990             182,010

-----------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2002 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

STOCK PERFORMANCE GRAPH

         The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts, except to the extent the Company specifically incorporates this information by reference.

         The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Nasdaq Index and with the SNL $1 Billion to $5 Billion Asset Thrift Index. The graph assumes that $100 was invested at the close of business on March 2, 2000, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.






[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                                                                        PERIOD ENDED
                                             -----------------------------------------------------------------------
                                             3/02/00    6/30/00    12/31/00   6/30/01  12/31/01   6/30/02   12/31/02
                                             -------    -------    --------   -------  --------   -------   --------
Connecticut Bancshares, Inc..............    $100.00    $142.68     $178.05   $256.52   $256.74   $331.03    $386.60
The Nasdaq Index (U.S. Companies)........     100.00      84.27       51.93     45.68     41.20     31.12      28.48
SNL $1 B to $5 B Asset Thrift Index......     100.00     104.43      135.47    178.12    193.14    252.32     247.33

COMMITTEE REPORTS

         The Reports of the Compensation and Audit Committees shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts, except to the extent the Company specifically incorporates this information by reference.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement. Since the Company has no employees other than Bank employees who perform services for the Company without additional compensation, the Company's Compensation Committee evaluates the performance of each named executive officer, including the Chief Executive Officer, and makes recommendations to the Board of Directors which reviews the recommendations and determines the compensation based on its report.

         COMPENSATION PRACTICES. The Company's executive compensation practices are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers, which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determinations, the Compensation Committee utilizes surveys inter alia of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in Connecticut. Salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

         A Board awarded discretionary bonus is also provided to executive officers. Such bonuses are subject to limitations as a percentage of salary and budget constraints. In addition, the named executive officers participate in other benefit plans available to all employees including the 401(k) Plan.

         LONG TERM INCENTIVE COMPENSATION. The Company maintains both the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan and the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan under which executive officers received grants and awards of common stock and options to purchase common stock of the Company. The specific grants of options for the named executive officers are reflected in the Summary Compensation Table. The Board believes that stock ownership is a significant incentive in building stockholder value and in aligning the interests of employees with stockholders, since the value of this component of compensation increases as the common stock of the Company appreciates in value.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. During the fiscal year ended December 31, 2002, Mr. Meduski's base salary was $445,000. In addition, he received a performance bonus of $245,000 and other compensation totaling $188,676 as set forth in the Summary Compensation Table appearing earlier in this proxy statement. This resulted in total compensation of $878,676. In addition, Mr. Meduski received 39,000 stock awards during the fiscal year ended December 31, 2002. The Board of Directors believes that Mr. Meduski's compensation is appropriate based upon his performance in managing the Company and the Company's financial performance during the 2002 fiscal year.


                             COMPENSATION COMMITTEE

                           Eric A. Marziali, Chairman
                                 John G. Sommers
                                  A. Paul Berte
                               Sheila B. Flanagan
                                Gregory S. Wolff
                               Timothy J. Devanney


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors is composed of five non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

         The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

         In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                                 AUDIT COMMITTEE

                             Jon L. Norris, Chairman
                                  A. Paul Berte
                               Timothy J. Devanney
                               Sheila B. Flanagan
                               Timothy J. Moynihan


--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of beneficial securities ownership and changes in beneficial securities ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that during the year ended 2002, each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         LOANS AND EXTENSIONS OF CREDIT. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank offers full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, mortgage loans with interest rates which may be up to 1% below the rates offered to the Bank's other customers (the "Employee Mortgage Rate Program" or "EMR"). The EMR is limited to the purchase, construction or refinance of an employee's owner-occupied primary residence. The EMR normally ceases upon termination of employment or if the property is no longer the employee's primary residence. Upon termination of the EMR, the interest rate reverts to the contract rate in effect at the time that the loan was extended. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $7.8 million at December 31, 2002, all of which were performing according to their original terms.

         OTHER TRANSACTIONS. Mr. Anderson, the Bank's President and the Company's Executive Vice President, is a director and a significant stockholder of Open Solutions, Inc., the Bank's computer software provider. For the year ended December 31, 2002, the Bank paid fees of approximately $1.2 million to Open Solutions, Inc.

         The Bank uses the services of the law firms of LaBelle, LaBelle, Naab & Horvath, P.C. and Woodhouse, Rubinow & Macht, P.C. Messrs. LaBelle and Rubinow, directors of the Company and the Bank, are partners of each of their respective firms. Both law firms are used for a variety of legal work in the ordinary course of the Bank's business. Payments by the Bank to Mr. LaBelle's law firm totaled $4,669 for the year ended December 31, 2002. Payments by the Bank to Mr. Rubinow's law firm totaled $16,986 for the year ended December 31, 2002.

         The Company uses Allied Printing Services, Inc. for various printing services, including the printing of the Company's Proxy Statement and Annual Report to Stockholders. Mr. Sommers, a director of the

Company and the Bank, is the President of Allied Printing Services, Inc. Total payments by the Company to Allied Printing Services, Inc. totalled $409,313 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

GENERAL

         The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to be the Company's independent auditors for the fiscal year ending December 31, 2003, subject to the ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors would consider other independent auditors. THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

CHANGE IN INDEPENDENT AUDITORS

         On April 2, 2002, the Company's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of Arthur Andersen LLP and engaged Deloitte & Touche LLP as the Company's certifying accountants. The report of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended December 31, 2000 and December 31, 2001 and the subsequent interim period preceding the date of termination of the engagement of Arthur Andersen LLP, the Company was not in disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report. Furthermore, during this same time period, Arthur Andersen LLP did not advise, and has not indicated to the Company that it had reason to advise, the Company of any "reportable event" as that term is defined in Item 304(a) of Securities and Exchange Commission Regulation S-K. The Company did not consult with Deloitte & Touche LLP during the Company's fiscal years ended December 31, 2000 and December 31, 2001 nor during any subsequent interim period prior to Deloitte & Touche LLP's engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

AUDIT FEES

         The following table sets forth the fees billed to the Company for the fiscal year ended December 31, 2002 by Deloitte & Touche LLP:

     Audit fees..................................................       $131,875

     All other fees (including fees for tax
          related services and employee benefit plan
          audit services)........................................        125,100
                                                                        --------

                                                                        $256,975
                                                                        ========



         The Audit Committee has determined that the provision of non-audit services to the Company by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche LLP's independence.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

         The Company will pay the cost of solicitation of proxies on behalf of its Board of Directors. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

         The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 25, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF THE COMPANY'S FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 25, 2003 UPON WRITTEN REQUEST TO CAROLE L. YUNGK, CORPORATE SECRETARY, CONNECTICUT BANCSHARES, INC., 923 MAIN STREET, MANCHESTER, CONNECTICUT 06040.

--------------------------------------------------------------------------------

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

--------------------------------------------------------------------------------

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders, a stockholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 8, 2003. If such annual meeting is held on a date more than 30 calendar days from May 12, 2004, a stockholder's proposal must be received by a reasonable time before the Company begins to print and mail its proxy materials for such annual meeting. Any such proposal will be subject to the proxy rules of the Securities and Exchange Commission.

         The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders, including director nominations. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2004 Annual Meeting of Stockholders, the Company would have to receive notice of such business not later than February 12, 2004, assuming the 2004 Annual Meeting is held on May 12, 2004 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by stockholders must include certain information required by the Bylaws. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. A copy of the Bylaws may be obtained from the Company. Notwithstanding the advance notice provisions of the Company's Bylaws, the Company is not required to include in its proxy statement or proxy related to any annual meeting a shareholder proposal that fails to meet all of the requirements of the proxy rules of the Securities and Exchange Commission in effect when the Company receives any such proposal.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Carole L. Yungk
                                              Carole L. Yungk
                                              Corporate Secretary

Manchester, Connecticut
April 4, 2003

                                                                      APPENDIX A

                          CONNECTICUT BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER



STATEMENT OF POLICY

The Audit Committee (the "Audit Committee") of Connecticut Bancshares, Inc. (the "Corporation") is composed solely of directors who are independent of management and free from any significant relationships that would interfere with the exercise of independent judgment.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling the Board of Directors' oversight responsibilities by reviewing: the integrity of financial reports and other financial information provided by the Corporation to any government body or the public including any certification, report, opinion, or review performed by the Corporation's independent auditors; the Corporation's compliance with legal and regulatory requirements; the independent auditor's qualifications and independence; the Corporation's system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; the performance of the Corporation's internal auditing functions, its independent auditors and the accounting and financial reporting process; the preparation of the report required by the Securities and Exchange Commission (the "SEC") rules to be included in the Corporation's annual proxy statement. Consistent with this function, the Audit Committee shall encourage continuous improvement of and shall foster adherence to the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

* Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

* Review and appraise the audit efforts of the Corporation's independent auditors and internal auditing department.

* Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department and the Board of Directors.

The independent auditors are directly and ultimately accountable to the Audit Committee.

The internal audit function shall be responsible to the Audit Committee.

COMPOSITION

1. The Audit Committee of the Corporation shall consist of three or more non-management members of the Corporation's Board of Directors, one member of which shall be designated a chairperson.

2. The members of the Corporation's Audit Committee will include the members of The Savings Bank of Manchester's Audit Committee.

3. The members of the Audit Committee shall meet the independence requirements and at least one member shall meet the financial expert requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities and Exchange Act of 1934 and the rules and regulations of the SEC.

4. Audit Committee members shall not simultaneously serve on the audit committees of more than two public companies, including the Corporation.

5. The members of the Audit Committee shall be appointed by the Board of Directors on the recommendation of the Nominating Committee. Audit Committee members may be replaced by the Board.

6. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Chief Auditor, management or outside consultants.


MEETINGS

1. Meetings shall be held quarterly, or more frequently if necessary, or at the request of the Board of Directors, Chief Auditor or independent auditors or chairperson of the Audit Committee. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

2. The Audit Committee shall meet with the independent auditors and management quarterly to review the Corporation's financial statements.

3. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

4.       Written minutes shall be kept for all meetings.

5. In meetings attended by the Chief Auditor and/or independent auditors or by regulatory examiners, a portion of the meeting shall be reserved for the Audit Committee to meet in closed session with these parties.

6. Report, through its Chairman, to the Board of Directors, at the Board's next regularly scheduled meeting following the meeting by the Audit Committee, matters reviewed by the Audit Committee and any associated actions taken by the Audit Committee.


COMMITTEE AUTHORITIES AND RESPONSIBILITIES


The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolutions of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing and issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee. Further, on an annual basis, the Audit Committee shall review and discuss with the independent auditors all significant relationships the auditors have with the Corporation to determine the auditors' independence.

The Audit Committee shall ensure that the independent auditors do not provide any non-audit services to the Corporation that are prohibited by law or regulation, including:

* bookkeeping or other services related to the accounting records or financial statements of the Corporation;
*        financial information systems design and implementation;
* appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
*        actuarial services;
*        internal audit outsourcing services;
*        management functions or human resources;
*        broker or dealer, investment advisor, or investment banking services;
*        legal services and expert services unrelated to the audit; and
*        any other service that is not deemed legally permissible.

The Audit Committee shall have the sole authority to approve non-audit services provided by the independent auditors (other than those specified above).

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors retained by the Audit Committee.

The Audit Committee shall make regular reports to the Board of Directors and reassess the adequacy of this charter annually and recommend any proposed changes to the Board of Directors for approval.

The Audit Committee, to the extent deemed necessary or appropriate, shall:

A.       Financial Statements and Disclosure Matters
         -------------------------------------------

1. Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management's discussion and analysis and recommend to the Board of Directors whether the audited financial statements should be included in the Corporation's Form 10-K for filing with the SEC.

2. Review and discuss with management and the independent auditors the Corporation's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.       Review and discuss quarterly reports from the independent auditors on:

*        All critical accounting policies and practices to be used.

* All alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

* Other written material communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

4. Discuss with management the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of the types of information to be disclosed and the types of presentations to be made).

5. Discuss with management the Corporation's major financial risk exposures and the steps management has taken to identify, monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

6. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

7. Review disclosures made to the Audit Committee by the Corporation's Chief Executive

         Officer and Chief Financial Officer during their certification process for the Form 10-K and the Form 10-Q about any significant deficiencies in the design or operation of internal controls and disclosure procedures or material weakness therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.


B.         Oversight of the Corporation's Relationship with the Independent
           ----------------------------------------------------------------
           Auditors
           --------

1. Review and evaluate the lead partner of the independent auditor's team.

2. Obtain and review, at least annually, a report by the independent auditors describing (A) the auditor's internal quality control procedures, (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues, and (C) all relationships between the independent auditors and the Corporation.

3. Ensure the rotation every five fiscal years of both the lead and concurring audit partner (partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit) as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

4. Set clear hiring and monitoring policies for employees or former employees of the independent auditors who participated in any capacity in the audit of the Corporation to ensure compliance with the one-year cooling-off period. Approve all such hiring.

5. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.


C.         Oversight of the Corporation's Internal Audit Function, Including
           -----------------------------------------------------------------
           Outsourced Activities.
           ----------------------

1. Review the appointment and replacement of the senior internal auditing executive.

2. Review the significant reports to management prepared by the internal auditing department and management's responses.

3. Discuss with the Chief Auditor (1) the adequacy of staffing levels and the operating and staff budget of the internal audit department,
           (2) significant audit and business risks the plan addresses.

4. Determine that the program adequately addresses the areas of high risk or areas of special attention as determined by the Audit Committee.

5.         Formally approve the internal audit program.


D.         Compliance Oversight Responsibilities.
           --------------------------------------

1. Establish procedures for (1) receiving complaints and anonymous tips regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting practices.

2. Discuss with the Corporation's General Counsel legal matters that may have a material impact on the financial statements or the Corporation's compliance policies.

3. Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

4. Oversight of the regulatory examination process, both State and Federal.


E.         General Oversight of the Corporation's Internal and External Audit
           ------------------------------------------------------------------
           Functions.
           ----------

1. Meet separately, periodically, with (A) management, (B) the internal auditors and (C) the independent auditors.

2. Review with the independent auditors any audit problems or difficulties and management's response.

3. Report regularly to the board of directors, which such report shall include a review on issues relating to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance of the independent auditors, or the performance of the internal audit function.

4. Review the independent auditors' planned scope for the current audit, including coordination of their plan with that of the internal audit department, and any subsequent significant changes thereto. Approve the independent auditor's engagement letter.

5.         Review and approve all related-party transactions.

OTHER

The Audit Committee shall perform such other activities consistent with this charter, the Corporation's by-laws and governing law, as the Audit Committee or Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan and conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.


Note:
-----

Approved by the Audit Committee November 14, 2002 and the Board of Directors November 25, 2002.

                          CONNECTICUT BANCSHARES, INC.
                                 REVOCABLE PROXY
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 12, 2003
                              2:00 P.M., LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                            PROXY VOTING INSTRUCTIONS

MAIL
----

         Date, sign and promptly mail your proxy card in the enclosed postage-paid envelope.

TELEPHONE
---------

         Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

INTERNET
--------

         Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                                   --------------------
         COMPANY NUMBER
                                   --------------------

                                   --------------------
         ACCOUNT NUMBER
                                   --------------------

                                   --------------------
         CONTROL NUMBER
                                   --------------------

Note: Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote by telephone or Internet, DO NOT mail your proxy.

                          CONNECTICUT BANCSHARES, INC.
                                REVOCABLE PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 12, 2003
                             2:00 p.m., Local Time
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints the official proxy committee of Connecticut Bancshares, Inc. (the "Company"), consisting of Timothy J. Devanney, Sheila B. Flanagan, Eric A. Marziali, Richard P. Meduski, Timothy J. Moynihan, Jon L. Norris, William D. O'Neill, John G. Sommers and Thomas E. Toomey with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 12, 2003, at 2:00 p.m., Local Time, at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, and at any and all adjournments or postponements of the meeting, with all of the powers the undersigned would possess if personally present at such meeting follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].


         1.       The election as directors of all nominees listed

                  Paul Berte, John D. LaBelle, Jr., Jon L. Norris, Laurence P. Rubinow and Gregory S. Wolff

                  [ ] FOR ALL   [ ] WITHHOLD AUTHORITY  [ ] FOR ALL EXCEPT
                      NOMINEES      FOR ALL NOMINEES        (See instructions
                                                            below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: 0


--------------------------------------------------------------------------------


         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2003.

                  FOR                     AGAINST                    ABSTAIN
                  ---                     -------                    -------

                  [ ]                       [ ]                        [ ]


         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PERSONS NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

         The undersigned acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 4, 2003 and an Annual Report to Stockholders.


                                  Date:_____________________________



                                  ----------------------------------
                                  SIGNATURE OF SHAREHOLDER



                                  -----------------------------------
                                  SIGNATURE OF CO-HOLDER


                                  Date:_____________________________


Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dear ESOP Participant:

         On behalf of the Board of Directors of Connecticut Bancshares, Inc. (the "Company"), I am forwarding you the attached YELLOW vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Connecticut Bancshares, Inc. to be held on May 12, 2003. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Connecticut Bancshares, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

         As a participant in The Savings Bank of Manchester Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 25, 2003. All allocated shares of Company common stock will be voted as directed by participants, as long as participants' instructions are received by the ESOP Trustee by May 2, 2003. If you do not direct the ESOP Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

         In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached YELLOW vote authorization form and return it in the enclosed postage-paid envelope no later than May 2, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or The Savings Bank of Manchester.

                                   Sincerely,
                                   /s/Joyce Trainer

Name:____________________
Shares:____________________

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that Eastern Bank & Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares allocated to me of Connecticut Bancshares, Inc. (the "Company") common stock under The Savings Bank of Manchester Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 12, 2003.

         Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "FOR" box is marked and the instructions below are complied with).

         A. Paul Berte, John D. LaBelle, Jr., Jon L. Norris, Laurence P. Rubinow and Gregory S. Wolff

                  FOR all nominees                WITHHOLD AUTHORITY
                  listed above (except            to vote for all nominees
                  as marked to the                listed above
                  contrary below)

                        [ ]                             [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

------------------------------------------------------------------------------


         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2003.

                  FOR                             AGAINST                             ABSTAIN
                  ---                             -------                             -------
                  [ ]                               [ ]                                 [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The ESOP Trustee is hereby authorized to vote any shares of Company common stock allocated to me in its trust capacity as indicated above.



--------------------------------           -------------------------------------
             Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY NO LATER THAN MAY 2, 2003.

Dear Savings Plan Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached GREEN vote authorization form for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Trustee") on the proposals presented at the Annual Meeting of Stockholders of Connecticut Bancshares, Inc. (the "Company") on May 12, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Connecticut Bancshares, Inc. Annual Report to Stockholders.

         As an investor in the Connecticut Bancshares, Inc. Stock Fund (the "Employer Stock Fund") you are entitled to vote all shares of Company common stock credited to your account in The Savings Bank of Manchester Savings Plan (the "Savings Plan") as of March 25, 2003. The Employer Stock Fund Trustee will vote the Company common stock credited to your account as directed by you if your instructions are received by May 2, 2003.

         At this time, in order to direct the voting of shares of Company common stock credited to your account in the Savings Plan, please complete and sign the attached GREEN voting instruction card and return it in the enclosed postage-paid envelope. The Employer Stock Fund Trustee must receive your instructions by May 2, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or The Savings Bank of Manchester.

                                          Sincerely,
                                          /s/Joyce Trainer

Name:_____________________
Shares:__________________

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 12, 2003.

         Accordingly, the Employer Stock Fund Trustee is to vote my shares of Common Stock as follows:

         1. The election as directors of all nominees listed (unless the "FOR" box is marked and the instructions below are complied with).

         A. Paul Berte, John D. LaBelle, Jr., Jon L. Norris, Laurence P. Rubinow and Gregory S. Wolff

                  FOR all nominees                WITHHOLD AUTHORITY
                  listed above (except            to vote for all nominees
                  as marked to the                listed above
                  contrary below)

                       [ ]                             [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

------------------------------------------------------------------------------


         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2003.

                  FOR                               AGAINST                           ABSTAIN
                  ---                               -------                           -------
                  [ ]                                 [ ]                               [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote any shares of Company common stock credited to me in its trust capacity as indicated above.

--------------------------------           -------------------------------------
              Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY NO LATER THAN MAY 2, 2003.

Dear Stock Award Recipient:

         On behalf of the Board of Directors of Connecticut Bancshares, Inc. (the "Company"), I am forwarding you the BLUE attached vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Connecticut Bancshares, Inc. to be held on May 12, 2003. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Connecticut Bancshares, Inc. Stockholders and a copy of the Company's Annual Report to Shareholders.

         As a recipient of a Stock Award under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan or the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of March 25, 2003. The Incentive Plan Trustee will vote these unvested shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

         In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached BLUE vote authorization form and return it in the enclosed postage-paid envelope no later than May 2, 2003.

                                                  Sincerely,
                                                  /s/Joyce Trainer

Name:____________________
Shares:__________________

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 12, 2003.

         Accordingly, the Incentive Plan Trustee is to vote my shares of Common Stock as follows:

1. The election as directors of all nominees listed (unless the "FOR" box is marked and the instructions below are complied with).

         A. Paul Berte, John D. LaBelle, Jr., Jon L. Norris, Laurence P. Rubinow and Gregory S. Wolff

                  FOR all nominees                WITHHOLD AUTHORITY
                  listed above (except            to vote for all nominees
                  as marked to the                listed above
                  contrary below)

                        [ ]                             [ ]
INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

------------------------------------------------------------------------------


         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Connecticut Bancshares, Inc. for the year ending December 31, 2003.

                  FOR                                AGAINST                          ABSTAIN
                  ---                                -------                          -------
                  [ ]                                 [ ]                               [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Incentive Plan Trustee is hereby authorized to vote any shares of Company common stock awarded to me in its trust capacity as indicated above.

----------------------------------         -------------------------------------
             Date                                         Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY NO LATER THAN MAY 2, 2003.